UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  December 2, 2005


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                1-2691            13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on December 2, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report November traffic for American Airlines, Inc.





                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American  Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  December 5, 2005







                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release







                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Friday, Dec. 2, 2005



         AMERICAN AIRLINES REPORTS NOVEMBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a November load factor of 77.6 percent - an increase of 4.2 points compared to the same period last year. Traffic grew by 6.6 percent year over year, on a 0.8 percent increase in capacity.
     Domestic traffic increased by 6.2 percent compared to last year, while capacity declined by 1.8 percent.
International traffic increased by 7.5 percent relative to last year, on a capacity increase of 6.1 percent.
     American boarded 7.8 million passengers in November.

     Detailed traffic and capacity data are on the following pages:















              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                            NOVEMBER
                                    2005            2004     CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                       10,828,441      10,158,597       6.6  %
    D.O.T. DOMESTIC            7,381,567       6,950,719       6.2
    INTERNATIONAL              3,446,874       3,207,877       7.5
    ATLANTIC                   1,414,311       1,346,870       5.0
    LATIN AMERICA              1,598,233       1,505,779       6.1
    PACIFIC                      434,330         355,229      22.3

AVAILABLE SEAT MILES (000)
 SYSTEM                       13,945,238      13,837,908       0.8  %
    D.O.T. DOMESTIC            9,184,316       9,352,318     (1.8)
    INTERNATIONAL              4,760,922       4,485,589       6.1
    ATLANTIC                   1,802,432       1,664,335       8.3
    LATIN AMERICA              2,347,527       2,361,106     (0.6)
    PACIFIC                      610,963         460,149      32.8

LOAD FACTOR
 SYSTEM                             77.6 %          73.4 %     4.2  Pts
    D.O.T. DOMESTIC                 80.3            74.3       6.0
    INTERNATIONAL                   72.3            71.5       0.8
    ATLANTIC                        78.4            80.9      (2.5)
    LATIN AMERICA                   68.0            63.7       4.3
    PACIFIC                         71.0            77.1      (6.1)

PASSENGERS BOARDED             7,846,304       7,263,308       8.0  %

SYSTEM CARGO TON MILES (000)     189,298         192,117      (1.5) %








              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                      YEAR-TO-DATE NOVEMBER
                                  2005            2004      CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                      126,738,945     119,047,181       6.5 %
    D.O.T. DOMESTIC           84,322,018      81,079,485       4.0
    INTERNATIONAL             42,416,927      37,967,696      11.7
    ATLANTIC                  18,034,085      16,785,407       7.4
    LATIN AMERICA             19,464,899      17,246,607      12.9
    PACIFIC                    4,917,942       3,935,682      25.0

AVAILABLE SEAT MILES (000)
 SYSTEM                      161,379,559     159,123,071       1.4 %
    D.O.T. DOMESTIC          105,643,090     107,881,606      (2.1)
    INTERNATIONAL             55,736,469      51,241,465       8.8
    ATLANTIC                  21,971,932      20,635,367       6.5
    LATIN AMERICA             27,408,991      25,709,206       6.6
    PACIFIC                    6,355,546       4,896,892      29.8

LOAD FACTOR
 SYSTEM                             78.5 %          74.8 %     3.7 Pts
    D.O.T. DOMESTIC                 79.8            75.1       4.6
    INTERNATIONAL                   76.1            74.0       2.0
    ATLANTIC                        82.0            81.3       0.7
    LATIN AMERICA                   71.0            67.0       3.9
    PACIFIC                         77.3            80.3      (2.9)

PASSENGERS BOARDED            89,860,086      83,768,856       7.3 %

SYSTEM CARGO TON MILES (000)   2,023,338       2,011,189       0.6 %


                             ###

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